UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21137

Nuveen Quality Preferred Income Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income from a Portfolio of
Investment-Grade Preferred Securities

Annual Report, July 31, 2011

Nuveen Quality
Preferred Income Fund

JTP

Nuveen Quality
Preferred Income Fund 2

JPS

Nuveen Quality
Preferred Income Fund 3

JHP

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INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds' investment adviser, changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	10

Performance Overviews	11

Shareholder Meeting Report	14

Report of Independent Registered Public Accounting Firm	15

Portfolios of Investments	16

Statement of Assets & Liabilities	33

Statement of Operations	34

Statement of Changes in Net Assets	35

Statement of Cash Flows	37

Financial Highlights	40

Notes to Financial Statements	43

Board Members and Officers	55

Annual Investment Management Agreement Approval Process	61

Reinvest Automatically Easily and Conveniently	69

Glossary of Terms Used in this Report	71

Other Useful Information	72

Intentionally Left Blank

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

During the current fiscal period, the Funds' Board of Trustees approved a change in the Funds' fiscal year ends from December 31 to July 31. As a result, this annual report focuses on the seven-month period ended July 31, 2011. This change in fiscal year ends did not affect the objectives, investment strategies or portfolio management of the Funds.

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly-owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark and Phil talk about their management strategy and the performance of each Fund for the seven-month period ended July 31, 2011.

What were the general market conditions for the seven-month period?

Economic growth was quite uneven over the reporting period. Early in 2011 there was widespread concern about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled as another round of quantitative easing was introduced by the Federal Reserve and consumer spending began to rebound. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at "exceptionally low levels" for an "extended period."

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did as the period began. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in July 2011. Also, the overall housing market continued to show weakness, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*  Seven month returns are cumulative. All other returns are annualized.

1.  The Barclays Capital Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2.  Comparative benchmark performance is a blended return consisting of: 1) 55% of the Merrill Lynch Core Fixed Rate Preferred Securities Index, is designed to replicate the total return of a diversified group of investment-grade preferred securities.; and 2) 45% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of ''equity credit'' from a rating agency. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

June 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor's (S&P)/Case-Shiller index of 20 major metropolitan areas had fallen 4.5% from one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation's economic health, was revised downward to an anemic 0.4% annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

For the reporting period, preferred securities were up about 4.5%, on average, according to the broad hybrid preferred securities indices.

What was your management strategy during the period?

The investment objective of each Fund is to earn high current income consistent with capital preservation. Each Fund's secondary objective is to enhance portfolio value. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% in debt securities, including convertible debt securities and convertible preferred securities.

Our basic strategy is to stay relatively balanced between the individual investor-oriented $25 par preferred securities often traded on securities exchanges and the institutional investor-oriented $1000 par preferred securities traded over-the-counter in the capital markets. Both types of securities offer unique short term capital performance differences, which together with the broad diversification benefits of the combined universe, help to produce potentially attractive risk-adjusted rates of return.

We keep a risk-averse posture toward security structure. This is an important core aspect of our strategy, which, over the long-term, seeks to preserve capital and provide attractive income.

We also maintain approximately a 60% weighting to U.S. names and a 40% weighting to foreign names as part of the basic strategy that keeps all the Funds in a neutral position relative to the benchmark.

How did the Funds perform over this seven-month period?

The performance of JTP, JPS and JHP, as well as a comparative index and benchmark, is presented in the accompanying table.

Average Annual Returns on Common Share Net Asset Value*

For periods ended 7/31/11

	7-Month*	1-Year	5-Year
JTP	6.74%	14.00%	-1.05%
JPS	5.99%	14.28%	-0.19%
JHP	5.69%	14.61%	-0.66%
Barclays Capital Aggregate Bond Index[1]	4.35%	4.44%	6.57%
Comparative Benchmark[2]	4.53%	9.67%	1.77%

For this seven-month period, JTP, JPS and JHP outperformed the general market and comparative benchmark indexes.

During the seven-month reporting period, we bought call protection and traded out of higher priced securities in favor of discount paper to provide more opportunity for

Nuveen Investments

capital upside. We reduced our European banking concentration the first two weeks of May by reducing exposure to French banks by 50% and Spanish banks by 25% ahead of the sovereign debt turmoil that played out into mid-June. We also increased concentration in Australian property & casualty insurance companies and U.S. non-financials, which helped to preserve capital amidst declines in the European banking sector.

We remained overweight in capital securities by 7% relative to the custom benchmark in order to more fully benefit from the technical value inherent in certain hybrid securities—this is in keeping with current trends underway in the hybrid preferred securities market.

Several specific holdings contributed to positive performance, including Deutsche Bank 6.55% (DXB), Aegon 6.375% (AEH), ING 7.05 (IND), XL Capital 6.50% and Centaur Funding 9.08%.

As mentioned previously, the market had two shocks to contend with during the period. The reinsurance industry paid out increased catastrophe loss payments to satisfy claims from the tsunami damage in Japan. This was coupled with the protracted European sovereign debt concerns that revalued financial risk in the foreign bank names of the region, as well as in some of the foreign insurance issues.

Several specific positions underperformed with marginally breakeven returns for the seven-month period. These included Dai-ichi Life, AXA Insurance, Credit Suisse, LBG (Lloyds) Capital and Credit Suisse.

During the period, each Fund also entered into interest rate swaps to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings. This portion of the Funds is overseen by Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments.

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to the benchmarks was the Funds' use of financial leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their inceptions, the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Funds to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the

Nuveen Investments

Funds' charter documents. The Funds redeemed their ARPS at par in 2009 and since then have relied upon bank borrowings to create structural leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including these Funds) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, 33 of the funds that received demand letters (including these Funds) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. The funds and other Defendants have filed a motion to dismiss the suit, which is still pending before the court. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA's allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of July 31, 2011, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the seven-month reporting period, the Funds did not make any changes to their monthly distributions to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value (NAV) per share in response to changing market conditions.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of July 31, 2011, all three Funds had positive UNII balances for tax purposes. JTP and JPS had positive UNII balances and JHP had a negative UNII balance for financial reporting purposes.

Common Share Repurchases and Shares Price Information

As of July 31, 2011, and since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

At July 31, 2011, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	7/31/11 (-) Discount		Seven-Month Average (-) Discount
JTP	(-	)8.61%	(-	)7.42%
JPS	(-	)7.98%	(-	)7.42%
JHP	(-	)9.20%	(-	)6.60%

Nuveen Investments

JTP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund

  as of July 31, 2011

Portfolio Allocation (as a % of total investments)3,5

2010-2011 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

5 Excluding investments in derivatives.

6 As defined in Footnote 7—Management Fees and Other Transactions with Affiliates.

Fund Snapshot

Common Share Price	$7.54
Common Share Net Asset Value (NAV)	$8.25
Premium/(Discount) to NAV	-8.61%
Current Distribution Rate[1]	7.96%
Net Assets Applicable to Common Shares ($000)	$533,062

Leverage

(as a % of managed assets)6

Structural Leverage	22.51%
Effective Leverage	22.51%

Average Annual Total Return

(Inception 6/25/02)

	On Share Price	On NAV
7-Month (Cumulative)	6.62%	6.74%
1-Year	6.76%	14.00%
5-Year	-2.56%	-1.05%
Since Inception	1.43%	2.63%

Portfolio Composition

(as a % of total investments)3,5

Insurance	32.7%
Commercial Banks	23.9%
Real Estate/Mortgage	8.2%
Media	5.7%
Capital Markets	5.2%
Diversified Financial Services	4.9%
Real Estate	3.4%
Short-Term Investments	0.7%
Other	15.3%

Country Allocation

(as a % of total investments)3,5

United States	62.7%
United Kingdom	5.7%
Netherlands	5.6%
Bermuda	4.8%
Jersey Islands	4.2%
France	2.9%
Cayman Islands	2.6%
Other	11.5%

Top Five Issuers

(as a % of total investments)2,3,5

Firstar Realty LLC	3.4%
Viacom Inc.	2.8%
Reliance Capital Trust	2.7%
Aegon NV	2.6%
Centaur Funding Corp	2.6%

Nuveen Investments

Fund Snapshot

Common Share Price	$8.07
Common Share Net Asset Value (NAV)	$8.77
Premium/(Discount) to NAV	-7.98%
Current Distribution Rate[1]	8.18%
Net Assets Applicable to Common Shares ($000)	$1,055,468

Leverage

(as a % of managed assets)5

Structural Leverage	22.63%
Effective Leverage	22.63%

Average Annual Total Return

(Inception 9/24/02)

	On Share Price	On NAV
7-Month (Cumulative)	7.02%	5.99%
1-Year	8.70%	14.28%
5-Year	-1.60%	-0.19%
Since Inception	2.46%	3.63%

Portfolio Composition

(as a % of total investments)3,4

Insurance	32.1%
Commercial Banks	24.0%
Real Estate/Mortgage	11.0%
Diversified Financial Services	6.3%
Media	5.3%
Capital Markets	5.3%
Multi-Utilities	2.9%
Short-Term Investments	0.7%
Other	12.4%

Country Allocation

(as a % of total investments)3,4

United States	61.9%
Netherlands	6.3%
United Kingdom	6.2%
Bermuda	6.1%
France	3.9%
Ireland	2.7%
Cayman Islands	2.7%
Other	10.2%

Top Five Issuers

(as a % of total investments)2,3,4

Wachovia	3.3%
Aegon NV	2.8%
Centaur Funding Corp	2.7%
Deutsche Bank AG	2.2%
Vornado Realty LP	2.1%

JPS

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 2

  as of July 31, 2011

Portfolio Allocation (as a % of total investments)3,4

2010-2011 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

3 Holdings are subject to change.

4 Excluding investments in derivatives.

5 As defined in Footnote 7—Management Fees and Other Transactions with Affiliates.

Nuveen Investments

JHP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 3

  as of July 31, 2011

Portfolio Allocation (as a % of total investments)3,4

2010-2011 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

3 Holdings are subject to change.

4 Excluding investments in derivatives.

5 As defined in Footnote 7—Management Fees and Other Transactions with Affiliates.

Fund Snapshot

Common Share Price	$7.70
Common Share Net Asset Value (NAV)	$8.48
Premium/(Discount) to NAV	-9.20%
Current Distribution Rate[1]	8.10%
Net Assets Applicable to Common Shares ($000)	$201,139

Leverage

(as a % of managed assets)5

Structural Leverage	22.65%
Effective Leverage	22.65%

Average Annual Total Return

(Inception 12/18/02)

	On Share Price	On NAV
7-Month (Cumulative)	4.08%	5.69%
1-Year	6.92%	14.61%
5-Year	-2.51%	-0.66%
Since Inception	1.37%	2.77%

Portfolio Composition

(as a % of total investments)3,4

Insurance	32.8%
Commercial Banks	24.7%
Real Estate/Mortgage	9.9%
Capital Markets	6.7%
Diversified Financial Services	6.3%
Investment Companies	3.1%
Diversified Telecommunication Services	3.0%
Short-Term Investments	0.7%
Other	12.8%

Country Allocation

(as a % of total investments)3,4

United States	63.6%
United Kingdom	6.5%
Bermuda	6.5%
Netherlands	4.6%
France	3.4%
Jersey Islands	3.3%
Cayman Islands	2.4%
Other	9.7%

Top Five Issuers

(as a % of total investments)2,3,4

First Union	3.7%
Deutsche Bank AG	3.6%
Aegon NV	2.8%
Centaur Funding Corp	2.4%
Viacom Inc.	2.3%

Nuveen Investments

JTP

JPS

JHP

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	56,968,711	107,452,217	21,438,509
Withhold	1,633,564	2,381,665	594,608
Total	58,602,275	109,833,882	22,033,117
David J. Kundert
For	56,949,637	107,318,047	21,433,434
Withhold	1,652,638	2,515,835	599,683
Total	58,602,275	109,833,882	22,033,117
Terence J. Toth
For	56,992,893	107,448,875	21,439,589
Withhold	1,609,382	2,385,007	593,528
Total	58,602,275	109,833,882	22,033,117

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 (the "Funds") as of July 31, 2011, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We are not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, brokers and counterparty. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 at July 31, 2011, and the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 13, 2011

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of INVESTMENTS

  July 31, 2011

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 65.9% (51.1% of Total Investments)
	Capital Markets – 5.9%
137,200	Ameriprise Financial, Inc.	7.750%	A	$3,770,256
75,644	BNY Capital Trust V, Series F	5.950%	A1	1,900,177
515,776	Credit Suisse	7.900%	A3	13,642,275
339,132	Deutsche Bank Capital Funding Trust II	6.550%	BBB	7,996,733
83,000	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	2,094,920
37,900	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	852,750
2,200	Goldman Sachs Group Inc., Series GSG-1 (PPLUS)	6.000%	A1	52,426
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A1	103,275
43,900	Morgan Stanley Capital Trust IV	6.250%	Baa2	1,043,503
	Total Capital Markets			31,456,315
	Commercial Banks – 10.4%
1,100	ABN AMRO North America Capital Funding, 144A	6.968%	BB	750,063
323,100	Banco Santander Finance	10.500%	A-	9,001,566
2,100	Barclays Bank PLC	6.625%	A-	48,174
118,500	BB&T Capital Trust VI	9.600%	Baa1	3,116,550
119,800	CoBank ACB, 144A	7.000%	N/R	5,626,862
46,000	CoBank ACB	11.000%	A	2,486,875
48,600	CoBank ACB	11.000%	A	2,557,575
30,200	BB&T Capital Trust VII	8.100%	Baa1	774,630
18,400	HSBC Holdings PLC, (3)	8.000%	A-	502,320
13,800	HSBC Holdings PLC	6.200%	A-	334,512
36,000	KeyCorp Capital Trust X	8.000%	Baa3	917,280
80,308	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,941,847
3,500,000	National Australia Bank	8.000%	A+	3,788,925
275,041	National City Capital Trust II	6.625%	BBB	7,013,546
7,100	PNC Financial Services Inc.	6.750%	BBB	7,084,664
25,000	Royal Bank of Scotland Group PLC, Series L	5.750%	BB	434,500
4,300,000	Royal Bank of Scotland Group PLC	7.648%	BB	3,708,750
20,400	Wachovia Capital Trust IX	6.375%	A-	511,224
120,000	Wells Fargo Capital Trust XII	7.875%	A-	3,060,000
60,000	Wells Fargo Capital Trust IX	5.625%	A-	1,485,000
	Total Commercial Banks			55,144,863
	Diversified Financial Services – 4.1%
18,000	Bank of America Corporation	6.375%	BB+	392,760
500	Citigroup Capital Trust VII	7.125%	BB+	12,555
80,800	Citigroup Capital Trust XI	6.000%	BB+	1,858,400
10,000	Citigroup Capital Trust XII	8.500%	BB+	257,300
150,514	Citigroup Capital XIII	7.875%	BB+	4,074,414
1,900	Citigroup Capital XIV	6.875%	BB+	46,588
36,200	ING Groep N.V.	7.375%	BBB-	825,360
625,776	ING Groep N.V.	7.200%	BBB-	14,230,146
13,651	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	342,777
	Total Diversified Financial Services			22,040,300
	Diversified Telecommunication Services – 0.1%
28,000	Telephone and Data Systems Inc.	6.875%	Baa2	703,360
	Electric Utilities – 1.1%
33,000	Alabama Power Company	6.450%	BBB+	887,908
181,800	Entergy Texas Inc.	7.875%	BBB+	5,181,300
	Total Electric Utilities			6,069,208

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Food Products – 0.5%
28,100	Dairy Farmers of America Inc., 144A	7.875%	BBB-	$2,529,880
	Insurance – 20.2%
906	AAG Holding Company Inc.	7.250%	BBB+	22,722
795,723	Aegon N.V.	6.375%	BBB	17,816,238
326,106	Allianz SE	8.375%	A+	8,519,519
480,648	Arch Capital Group Limited	8.000%	BBB	12,093,104
3,250,000	Dai-Ichi Mutual Life, 144A	7.250%	A3	3,430,261
228,238	Delphi Financial Group, Inc.	7.376%	BB+	5,434,347
617,204	EverestRe Capital Trust II	6.200%	Baa1	14,862,272
199,931	Markel Corporation	7.500%	BBB	5,050,257
276,263	PartnerRe Limited, Series C	6.750%	BBB+	6,790,545
10,539	PartnerRe Limited, Series D	6.500%	BBB+	255,360
40,500	PLC Capital Trust III	7.500%	BBB	1,027,890
386,042	PLC Capital Trust IV	7.250%	BBB	9,678,073
166,360	Prudential Financial Inc.	6.750%	A-	4,170,645
4,100,000	Reinsurance Group of America Inc.	6.750%	BBB-	3,982,638
34,500	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	814,545
232,691	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	5,794,006
312,499	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	7,834,350
	Total Insurance			107,576,772
	Media – 7.3%
131,141	CBS Corporation	6.750%	BBB-	3,317,867
612,684	Comcast Corporation	7.000%	BBB+	15,556,047
47,000	Comcast Corporation	6.625%	BBB+	1,203,200
747,738	Viacom Inc.	6.850%	BBB+	18,850,475
	Total Media			38,927,589
	Multi-Utilities – 3.3%
244,700	Dominion Resources Inc.	8.375%	BBB	6,868,729
10,000	Scana Corporation	7.700%	BBB-	277,500
391,815	Xcel Energy Inc.	7.600%	BBB	10,575,087
	Total Multi-Utilities			17,721,316
	Oil, Gas & Consumable Fuels – 2.2%
467,481	Nexen Inc.	7.350%	BB+	11,757,147
	Pharmaceuticals – 0.1%
15,419	Bristol Myers Squibb Company (CORTS)	6.250%	A+	388,867
	Real Estate/Mortgage – 10.6%
3,800	Commomwealth REIT	7.500%	BBB	79,990
164,500	Commomwealth REIT	7.250%	Baa3	4,015,445
2,845	Commomwealth REIT	7.125%	Baa3	69,589
80,607	Duke Realty Corporation, Series L	6.600%	Baa3	1,942,629
18,192	Kimco Realty Corporation, Series F	6.650%	Baa2	452,435
652,387	Kimco Realty Corporation, Series G	7.750%	Baa2	16,909,871
10,294	Kimco Realty Corporation, Series H	6.900%	Baa2	261,982
92,378	Prologis Inc.	6.750%	Baa3	2,202,292
1,675	PS Business Parks, Inc.	6.875%	BBB-	41,925
12,691	PS Business Parks, Inc.	0.000%	BBB-	318,036
11,699	Public Storage, Inc., Series E	6.750%	BBB+	293,996
2,542	Public Storage, Inc., Series F	6.450%	BBB+	63,753
9,000	Public Storage, Inc., Series M	6.625%	BBB+	228,690
29,300	Public Storage, Inc., Series Q	6.500%	BBB+	747,150
107,100	Public Storage, Inc., Series Y, (3)	6.850%	BBB+	2,506,815
70,216	Realty Income Corporation	6.750%	Baa2	1,766,635

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
7,893	Regency Centers Corporation	7.250%		Baa3	$197,641
452,734	Vornado Realty LP	7.875%		BBB	12,042,724
165,282	Wachovia Preferred Funding Corporation, (4)	7.250%		A-	4,217,997
298,102	Weingarten Realty Investors, Series F	6.500%		Baa3	7,366,100
32,329	Weingarten Realty Trust	8.100%		BBB	745,183
	Total Real Estate/Mortgage				56,470,878
	Wireless Telecommunication Services – 0.1%
18,500	Telephone and Data Systems Inc.	7.000%		Baa2	469,344
	Total $25 Par (or similar) Preferred Securities (cost $342,476,930)				351,255,839
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 7.2% (5.6% of Total Investments)
	Capital Markets – 0.2%
$1,000	Man Group PLC	5.000%	8/09/17	Baa3	$885,453
	Commercial Banks – 2.1%
8,400	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	7,875,000
3,400	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB-	3,128,000
11,800	Total Commercial Banks				11,003,000
	Diversified Financial Services – 0.5%
3,100	Fortis Hybrid Financing	8.250%	8/27/49	BBB	2,976,000
	Electric Utilities – 0.6%
3,400	FPL Group Capital Inc.	6.650%	6/15/17	BBB	3,391,500
	Food & Staples Retailing – 1.3%
7,000	CVS Caremark Corporation	6.302%	6/01/37	BBB-	6,825,000
	Insurance – 2.3%
2,500	Prudential PLC, Convertible Bond	11.750%	12/23/14	A-	2,928,875
9,400	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	9,579,972
11,900	Total Insurance				12,508,847
	Multi-Utilities – 0.2%
1,000	Wisconsin Energy Corporation, (4)	6.250%	5/15/17	Baa1	1,008,001
$39,200	Total Corporate Bonds (cost $37,924,702)				38,597,801
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 51.9% (40.2% of Total Investments)
	Capital Markets – 0.7%
1,200	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$1,098,000
1,000	Credit Suisse Guernsey	0.951%	5/15/17	A3	791,690
1,900	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Baa3	1,719,500
	Total Capital Markets				3,609,190
	Commercial Banks – 18.4%
9,600	AgFirst Farm Credit Bank	8.393%	12/15/11	A	9,788,160
2,100	American Express Company	6.800%	9/01/16	Baa2	2,163,000
2,720	Banco Santander Finance	10.500%	9/29/49	A-	2,955,751

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)
700	BankAmerica Capital II, Series 2	8.000%	12/15/26	Baa3	$714,875
4,000	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	4,065,000
2,800	Barclays Bank PLC	6.278%	12/15/34	A-	2,240,000
900	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	902,250
2,500	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	2,218,750
2,500	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	2,531,250
400	First Empire Capital Trust I	8.234%	2/01/27	Baa2	409,406
575	First Empire Capital Trust II	8.277%	6/01/27	Baa2	590,772
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,010,000
300	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	247,500
11,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	15,145,000
2,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	2,152,496
2,509	NB Capital Trust II	7.830%	12/15/26	Baa3	2,549,771
2,400	NB Capital Trust IV	8.250%	4/15/27	Baa3	2,457,000
5,000	Nordea Bank AB	8.375%	3/25/15	A-	5,350,000
4,150	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	5,301,625
17,500	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	18,285,313
300	Societe Generale, 144A	5.922%	4/05/57	BBB+	261,290
8,900	Societe Generale	8.750%	10/07/49	BBB+	9,122,500
3,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	2,875,545
1,550	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,526,903
1,100	Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	1,072,500
	Total Commercial Banks				97,936,657
	Diversified Financial Services – 1.6%
200	Bank One Capital III	8.750%	9/01/30	A2	256,127
4,000	JPMorgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	4,065,376
1,140	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	1,155,678
47,500	JPMorgan Chase Capital Trust XXIX	6.700%	4/02/40	A2	1,206,500
1,800	MBNA Corporation, Capital Trust A	8.278%	12/01/26	Baa3	1,845,000
	Total Diversified Financial Services				8,528,681
	Diversified Telecommunication Services – 3.3%
15	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	17,794,844
	Electric Utilities – 0.7%
2,300	Dominion Resources Inc.	7.500%	6/30/16	BBB	2,433,400
1,500	PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	1,478,250
	Total Electric Utilities				3,911,650
	Insurance – 19.7%
4,500	Allstate Corporation	6.125%	5/15/17	Baa1	4,398,750
3,800	AXA S.A., 144A	6.379%	12/14/36	Baa1	3,192,000
4,800	AXA	8.600%	12/15/30	A3	5,824,109
700	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	661,500
9,925	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	8,386,625
5,500	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	5,253,650
3,800	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	3,866,500
2,150	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	2,843,375
3,000	Liberty Mutual Group Inc., 144A	7.800%	3/15/37	Baa3	3,030,000
5,100	Lincoln National Corporation	7.000%	5/17/16	BBB	5,151,000
2,500	Lincoln National Corporation	6.050%	4/20/17	BBB	2,375,000
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	6,909,103
600	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	744,000
10,150	National Financial Services Inc.	6.750%	5/15/37	Baa2	9,490,250
1,400	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,252,056
7,225	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	6,659,355
7,400	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	7,363,000
1,000	Progressive Corporation, (4)	6.700%	6/15/67	A2	1,032,500

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
3,200	Prudential Financial Inc.	8.875%	6/15/18	BBB+	$3,720,000
1,000	Prudential PLC	6.500%	6/29/49	A-	955,000
1,100	QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB+	1,044,247
3,000	Swiss Re Capital I	6.854%	5/25/16	A-	2,941,281
15,000	XL Capital Ltd	6.500%	10/15/57	BBB-	14,006,250
2,536	ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	2,574,040
1,260	ZFS Finance USA Trust V	6.500%	5/09/67	A	1,253,700
	Total Insurance				104,927,291
	Real Estate – 4.3%
19	Firstar Realty LLC, 144A	8.875%	12/31/50	A2	23,043,438
	Road & Rail – 2.1%
10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	11,254,250
	Thrifts & Mortgage Finance – 0.4%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	1/27/49	BBB+	1,800,000
	U.S. Agency – 0.7%
3	Farm Credit Bank of Texas	10.000%	12/15/60	A3	3,894,062
	Total Capital Preferred Securities (cost $264,552,577)				276,700,063
Shares	Description (1)	Coupon		Ratings (2)	Value
	Convertible Preferred Securities – 0.0% (0.0% of Total Investments)
	Commerical Banks – 0.0%
200	Wells Fargo & Company	7.500%		A-	$212,340
	Total Convertible Preferred Securities (cost $203,167)				212,340
Shares	Description (1)				Value
	Investment Companies – 3.1% (2.4% of Total Investments)
315,548	BlackRock Credit Allocation Income Trust II				$3,171,257
415,561	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				7,251,539
352,012	John Hancock Preferred Income Fund III				5,822,279
	Total Investment Companies (cost $20,807,508)				16,245,075
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.9% (0.7% of Total Investments)
$4,531	Repurchase Agreement with Fixed Income Corporation, dated 7/29/11, repurchase price $4,530,618, collateralized by $4,260,000, U.S. Treasury Notes, 3.250%, due 12/31/16, value $4,622,100	0.010%	8/01/11		$4,530,614
	Total Short-Term Investments (cost $4,530,614)				4,530,614
	Total Investments (cost $670,495,498) – 129.0%				687,541,732
	Borrowings – (29.1)% (5), (6)				(154,875,000)
	Other Assets Less Liabilities – 0.1% (7)				395,332
	Net Assets Applicable to Common Shares – 100%				$533,062,064

Nuveen Investments

Investments in Derivatives

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$38,718,750	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$(6,220)
JPMorgan	38,718,750	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/14	(538,015)
Morgan Stanley	38,718,750	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(1,135,556)
							$(1,679,791)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Borrowings as a percentage of Total Investments is 22.5%.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of July 31, 2011, investments with a value of $352,044,169 have been pledged as collateral for Borrowings.

  (7)  Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar–London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of INVESTMENTS

  July 31, 2011

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 64.5% (49.9% of Total Investments)
	Capital Markets – 5.2%
381,200	Ameriprise Financial, Inc.	7.750%	A	$10,475,376
6,400	Credit Suisse	7.900%	A3	169,280
92,800	Deutsche Bank Capital Funding Trust I	7.350%	BBB	2,307,936
1,276,135	Deutsche Bank Capital Funding Trust II	6.550%	BBB	30,091,263
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	326,370
40,500	Deutsche Bank Capital Funding Trust V	8.050%	BBB	1,047,735
95,651	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB	2,192,321
256,400	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	6,471,536
14,123	Goldman Sachs Group Inc.	6.125%	A1	350,109
70,214	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	1,579,815
4,000	Goldman Sachs Group Inc., Series GSG-1 (PPLUS)	6.000%	A1	95,320
2,290	Morgan Stanley Capital Trust III	6.250%	Baa2	54,639
2,800	Morgan Stanley Capital Trust V	5.750%	Baa2	64,372
	Total Capital Markets			55,226,072
	Commercial Banks – 8.1%
2,200	ABN AMRO North America Capital Funding, 144A	6.968%	BB	1,500,125
181,000	Banco Santander Finance	10.500%	A-	5,042,660
150,000	Barclays Bank PLC	8.125%	A-	3,799,500
172,828	BB&T Capital Trust VI	9.600%	Baa1	4,545,376
66,429	BB&T Capital Trust VII	8.100%	Baa1	1,703,904
235,100	CoBank ACB, 144A	7.000%	N/R	11,042,365
82,000	CoBank ACB	11.000%	A	4,433,125
42,800	CoBank ACB	11.000%	A	2,252,350
10,930	Fifth Third Capital Trust V	7.250%	Baa3	276,092
2,917	Fifth Third Capital Trust VI	7.250%	Baa3	73,713
5,200	Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)	6.000%	A3	119,912
10,500,000	HSBC Bank PLC	1.000%	A	6,300,000
404,800	HSBC Holdings PLC, (3)	8.000%	A-	11,051,040
102,700	HSBC Holdings PLC	6.200%	A-	2,489,448
6,166	KeyCorp Capital Trust X	8.000%	Baa3	157,110
5,600,000	National Australia Bank	8.000%	A+	6,062,280
197,891	National City Capital Trust II	6.625%	BBB	5,046,221
20,000	PNC Financial Services Inc.	6.750%	BBB	19,956,800
	Total Commercial Banks			85,852,021
	Consumer Finance – 0.0%
20,100	HSBC USA Inc., Series H	6.500%	A-	500,691
	Diversified Financial Services – 4.5%
139,900	Citigroup Capital Trust XI	6.000%	BB+	3,217,700
94,800	Citigroup Capital Trust XII	8.500%	BB+	2,439,204
271,589	Citigroup Capital XIII	7.875%	BB+	7,351,914
40,000	Citigroup Capital XVI	6.450%	BB+	923,600
770,313	ING Groep N.V.	7.200%	BBB-	17,516,918
729,055	ING Groep N.V.	7.050%	BBB-	16,345,413
	Total Diversified Financial Services			47,794,749
	Diversified Telecommunication Services – 0.2%
70,501	Telephone and Data Systems Inc.	6.875%	Baa2	1,770,985

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 1.2%
135,400	Alabama Power Company	6.450%	BBB+	$3,643,113
59,650	Entergy Louisiana LLC	5.875%	A-	1,550,304
69,300	Entergy Texas Inc.	7.875%	BBB+	1,975,050
12,533	FPL Group Capital Trust I	5.875%	BBB	318,965
216,300	PPL Capital Funding, Inc.	6.850%	BBB-	5,491,857
	Total Electric Utilities			12,979,289
	Food Products – 0.5%
53,400	Dairy Farmers of America Inc., 144A	7.875%	BBB-	4,807,671
	Insurance – 17.8%
1,717,889	Aegon N.V.	6.375%	BBB	38,463,535
617,913	Allianz SE	8.375%	A+	16,142,977
913,746	Arch Capital Group Limited	8.000%	BBB	22,989,849
6,500,000	Dai-Ichi Mutual Life, 144A	7.250%	A3	6,860,523
404,700	Delphi Financial Group, Inc.	7.376%	BB+	9,635,907
310,216	EverestRe Capital Trust II	6.200%	Baa1	7,470,001
475,999	Markel Corporation	7.500%	BBB	12,023,735
579,002	PartnerRe Limited, Series C	6.750%	BBB+	14,231,869
106,800	PLC Capital Trust III	7.500%	BBB	2,710,584
443,236	PLC Capital Trust IV	7.250%	BBB	11,111,927
11,153	Protective Life Corporation	7.250%	BBB	277,487
200,842	Prudential Financial Inc.	9.000%	BBB+	5,468,928
317,875	Prudential Financial Inc.	6.750%	A-	7,969,126
4,000,000	Reinsurance Group of America Inc.	6.750%	BBB-	3,885,500
410,974	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	10,233,253
717,391	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	17,984,992
	Total Insurance			187,460,193
	Media – 6.9%
746,750	CBS Corporation	6.750%	BBB-	18,892,775
1,018,440	Comcast Corporation	7.000%	BBB+	25,858,192
145,000	Comcast Corporation	6.625%	BBB+	3,712,000
961,340	Viacom Inc.	6.850%	BBB+	24,235,381
	Total Media			72,698,348
	Multi-Utilities – 3.8%
543,823	Dominion Resources Inc.	8.375%	BBB	15,265,112
148,500	Scana Corporation	7.700%	BBB-	4,120,875
768,182	Xcel Energy Inc.	7.600%	BBB	20,733,232
	Total Multi-Utilities			40,119,219
	Oil, Gas & Consumable Fuels – 1.9%
793,430	Nexen Inc.	7.350%	BB+	19,954,765
	Pharmaceuticals – 0.0%
4,500	Bristol Myers Squibb Company (CORTS)	6.250%	A+	113,490
	Real Estate/Mortgage – 14.3%
43,840	Commomwealth REIT	7.125%	Baa3	1,072,326
162,000	Duke Realty Corporation, Series L	6.600%	Baa3	3,904,200
8,710	Harris Preferred Capital Corporation, Series A	7.375%	A-	219,666
67,000	Kimco Realty Corporation, Series F	6.650%	Baa2	1,666,290
909,886	Kimco Realty Corporation, Series G	7.750%	Baa2	23,584,245
62,865	Kimco Realty Corporation, Series H	6.900%	Baa2	1,599,914
82,301	Prologis Inc., Series C	8.540%	Baa3	4,704,021
89,050	Prologis Inc., Series G	6.750%	Baa3	2,122,952

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS July 31, 2011

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
16,607	Prologis Inc., Series L	6.500%		Baa2	$403,550
6,524	Prologis Inc., Series R	6.750%		Baa3	156,446
10,357	Public Storage, Inc., Series C	6.600%		BBB+	259,961
110,300	Public Storage, Inc., Series E	6.750%		BBB+	2,771,839
8,900	Public Storage, Inc., Series F	6.450%		BBB+	223,212
16,650	Public Storage, Inc., Series H	6.950%		BBB+	421,578
36,400	Public Storage, Inc., Series Q	6.500%		BBB+	928,200
67,600	Public Storage, Inc., Series Y, (3)	6.850%		BBB+	1,582,266
47,977	Realty Income Corporation	7.375%		Baa2	1,233,009
446,756	Realty Income Corporation	6.750%		Baa2	11,240,381
222,744	Regency Centers Corporation	7.250%		Baa3	5,577,510
1,079,521	Vornado Realty LP	7.875%		BBB	28,715,259
1,767,227	Wachovia Preferred Funding Corporation	7.250%		A-	45,099,633
157,644	Weingarten Realty Trust	8.100%		BBB	3,633,694
149,245	Weingarten Realty Trust	6.950%		Baa3	3,737,094
230,192	Weingarten Realty Trust	6.500%		Baa3	5,688,043
	Total Real Estate/Mortgage				150,545,289
	Wireless Telecommunication Services – 0.1%
24,050	Telephone and Data Systems Inc.	7.000%		Baa2	610,148
	Total $25 Par (or similar) Preferred Securities (cost $665,613,428)				680,432,930
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 6.0% (4.6% of Total Investments)
	Capital Markets – 0.1%
$600	Man Group PLC	5.000%	8/09/17	Baa3	$531,272
	Commercial Banks – 1.7%
1,000	Den Norske Bank	0.875%	2/18/35	Baa1	600,000
1,000	Den Norske Bank	0.657%	2/24/37	Baa1	590,000
5,000	Groupe BCPE	3.800%	12/30/49	BBB+	3,275,750
6,500	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	6,093,750
7,500	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB-	6,900,000
650	Swedbank ForengingsSparbanken AB, 144A	7.500%	9/11/12	Baa3	662,949
21,650	Total Commercial Banks				18,122,449
	Diversified Financial Services – 0.2%
2,600	Fortis Hybrid Financing	8.250%	8/27/49	BBB	2,496,000
	Electric Utilities – 1.0%
8,000	FPL Group Capital Inc.	6.650%	6/15/17	BBB	7,980,000
2,900	WPS Resource Corporation	6.110%	12/01/16	Baa2	2,872,450
10,900	Total Electric Utilities				10,852,450
	Food & Staples Retailing – 0.5%
5,050	CVS Caremark Corporation	6.302%	6/01/37	BBB-	4,923,750

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance – 2.3%
$2,000	AXA S.A.	3.675%	8/06/49	A3	$1,368,760
5,200	Prudential PLC., Convertible Bond	11.750%	12/23/14	A-	6,092,060
16,100	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	16,408,251
23,300	Total Insurance				23,869,071
	Multi-Utilities – 0.2%
2,000	Wisconsin Energy Corporation	6.250%	5/15/17	Baa1	2,016,000
$66,100	Total Corporate Bonds (cost $62,135,380)				62,810,992
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 54.1% (41.8% of Total Investments)
	Capital Markets – 1.6%
5,800	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$5,307,000
800	BNY Institutional Capital, 144A	7.780%	12/01/26	A1	818,000
8,200	Credit Suisse Guernsey	0.951%	5/15/17	A3	6,491,858
4,200	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Baa3	3,801,000
	Total Capital Markets				16,417,858
	Commercial Banks – 20.8%
5,500	AB Svensk Exportkredit, (3)	6.375%	10/27/49	Aa3	5,238,706
13,900	AgFirst Farm Credit Bank	8.393%	12/15/11	A	14,172,440
2,800	AgFirst Farm Credit Bank	7.300%	12/15/53	A	2,803,304
3,900	American Express Company	6.800%	9/01/16	Baa2	4,017,000
12,974	Banco Santander Finance	10.500%	9/29/49	A-	14,098,496
600	BankAmerica Capital II, Series 2	8.000%	12/15/26	Baa3	612,750
14,420	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	14,654,325
1,000	BankAmerica Institutional Trust, 144A	8.070%	12/31/26	Baa3	1,022,500
2,400	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	2,130,000
5,000	Barclays Bank PLC	6.278%	12/15/34	A-	4,000,000
9,153	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	9,267,413
8,500	Credit Suisse thru Claudius Limited	8.250%	6/27/49	A3	8,797,500
1,500	First Empire Capital Trust I	8.234%	2/01/27	Baa2	1,535,273
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	19,292,528
6,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	5,848,000
5,500	HSBC Bank PLC	0.850%	6/11/49	A	3,300,000
4,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	6,045,000
1,300	HSBC Financial Capital Trust IX	5.911%	11/30/15	Baa1	1,202,500
6,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	6,457,488
300	NB Capital Trust IV	8.250%	4/15/27	Baa3	307,125
11,900	Nordea Bank AB	8.375%	3/25/15	A-	12,733,000
8,000	North Fork Capital Trust II	8.000%	12/15/27	Baa3	8,160,000
10,530	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	13,452,075
8,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	8,359,000
600	Societe Generale, 144A	5.922%	4/05/57	BBB+	522,581
24,144	Societe Generale	8.750%	10/07/49	BBB+	24,747,600
5,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	4,792,575
650	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	640,314
1,500	Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	1,462,500
— (4)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	B	20,025,000
	Total Commercial Banks				219,696,993
	Consumer Finance – 0.8%
7,019	Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	7,054,095
1,180	Capital One Capital VI	8.875%	5/15/40	Baa3	1,235,316
	Total Consumer Finance				8,289,411

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)/ Shares	Description (1)		Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 3.4%
3,400	Bank One Capital III		8.750%	9/01/30	A2	$4,354,166
12,811	Countrywide Capital Trust III, Series B		8.050%	6/15/27	Baa3	13,259,385
18,500	JPMorgan Chase Capital Trust XI		5.875%	6/15/33	A2	459,170
3,000	JPMorgan Chase Capital Trust XVIII		6.950%	8/17/36	A2	3,076,674
1,775	JPMorgan Chase Capital Trust XX Series T		6.550%	9/29/36	A2	1,801,850
8,000	JPMorgan Chase Capital Trust XXVII, (5)		7.000%	11/01/39	A2	8,130,752
1,800	JPMorgan Chase Capital XXV		6.800%	10/01/37	A2	1,824,755
3,200	MBNA Corporation, Capital Trust		8.278%	12/01/26	Baa3	3,280,000
	Total Diversified Financial Services					36,186,752
	Diversified Telecommunication Services – 3.5%
31	Centaur Funding Corporation, Series B		9.080%	4/21/20	BBB	36,464,844
	Electric Utilities – 1.5%
6,400	Dominion Resources Inc.		7.500%	6/30/16	BBB	6,771,200
1,700	FPL Group Capital Inc.		6.350%	10/01/16	BBB	1,678,750
7,700	PPL Capital Funding, Inc.		6.700%	3/30/17	BB+	7,588,350
	Total Electric Utilities					16,038,300
	Insurance – 21.5%
1,800	Allstate Corporation		6.125%	5/15/17	Baa1	1,759,500
6,680	AXA S.A., 144A		6.379%	12/14/36	Baa1	5,611,200
14,550	AXA		8.600%	12/15/30	A3	17,654,330
117	Axis Capital Holdings Limited		7.500%	12/01/15	BBB	11,757,525
9,600	Catlin Insurance Company Limited		7.249%	1/19/17	BBB+	9,072,000
23,200	Glen Meadows Pass Through Trust		6.505%	2/15/17	BB+	19,604,000
6,600	Great West Life and Annuity Insurance Company, 144A		7.153%	5/16/16	A-	6,715,500
2,200	Liberty Mutual Group Inc., 144A		10.750%	6/15/58	Baa3	2,909,500
10,481	Liberty Mutual Group, 144A		7.800%	3/15/37	Baa3	10,585,810
5,946	Lincoln National Corporation		7.000%	5/17/16	BBB	6,005,460
2,500	Lincoln National Corporation		6.050%	4/20/17	BBB	2,375,000
16,600	MetLife Capital Trust IV, 144A		7.875%	12/15/37	BBB	18,204,938
1,400	MetLife Capital Trust X, 144A		9.250%	4/08/68	BBB	1,736,000
18,600	National Financial Services Inc.		6.750%	5/15/37	Baa2	17,391,000
1,200	Nationwide Financial Services Capital Trust		7.899%	3/01/37	Baa2	1,073,191
14,200	Oil Insurance Limited, 144A		7.558%	6/30/11	Baa1	13,088,282
15,600	Old Mutual Capital Funding, Notes		8.000%	6/22/53	Baa3	15,522,000
6,300	Progressive Corporation, (5)		6.700%	6/15/67	A2	6,504,750
5,600	Prudential Financial Inc.		8.875%	6/15/18	BBB+	6,510,000
8,250	Prudential PLC		6.500%	6/29/49	A-	7,878,749
10,400	Swiss Re Capital I		6.854%	5/25/16	A-	10,196,440
2,600	White Mountains Re Group Limited		7.506%	6/30/17	BB	2,489,681
29,650	XL Capital Ltd		6.500%	10/15/57	BBB-	27,685,687
3,600	ZFS Finance USA Trust II 144A		6.450%	12/15/65	A	3,653,999
957	ZFS Finance USA Trust V		6.500%	5/09/67	A	952,214
	Total Insurance					226,936,756
	Oil, Gas & Consumable Fuels – 0.2%
1,625	TranCanada Pipelines Limited		6.350%	5/15/17	Baa1	$1,664,493
	Road & Rail – 0.6%
6,400	Burlington Northern Santa Fe Funding Trust I		6.613%	1/15/26	BBB	6,608,001
	Thrifts & Mortgage Finance – 0.0%
500	Onbank Capital Trust I		9.250%	2/01/27	Baa2	526,788
	U.S. Agency – 0.2%
2	Farm Credit Bank of Texas		10.000%	12/15/60	A3	1,947,032
		Total Capital Preferred Securities (cost $547,872,410)				570,777,228

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Convertible Preferred Securities – 0.3% (0.2% of Total Investments)
	Commerical Banks – 0.3%
3,100,000	Credit Suisse AG	7.875%		BBB+	$3,208,500
	Total Convertible Preferred Securities (cost $3,216,074)				3,208,500
Shares	Description (1)				Value
	Investment Companies – 3.6% (2.8% of Total Investments)
838,654	BlackRock Credit Allocation Income Trust II				$8,428,473
1,025,979	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				17,903,333
728,065	John Hancock Preferred Income Fund III				12,042,195
	Total Investment Companies (cost $50,903,795)				38,374,001
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.8% (0.7% of Total Investments)
$8,977	Repurchase Agreement with Fixed Income Corporation, dated 7/29/11, repurchase price $8,977,277, collateralized by $8,440,000, U.S. Treasury Notes, 3.250%, due 12/31/16, value $9,157,400	0.010%	8/01/11		$8,977,270
	Total Short-Term Investments (cost $8,977,270)				8,977,270
	Total Investments (cost $1,338,718,357) – 129.3%				1,364,580,921
	Borrowings – (29.3)% (6), (7)				(308,800,000)
	Other Assets Less Liabilities – 0.0% (8)				(312,694)
	Net Assets Applicable to Common Shares – 100%				$1,055,468,227

Investments in Derivatives

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$77,200,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$(12,402)
JPMorgan	77,200,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/14	(1,072,730)
Morgan Stanley	77,200,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(2,264,147)
							$(3,349,279)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (4)  Principal Amount (000) rounds to less than $1,000.

  (5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (6)  Borrowings as a percentage of Total Investments is 22.6%.

  (7)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of July 31, 2011, investments with a value of $847,236,536 have been pledged as collateral for Borrowings.

  (8)  Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar–London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of INVESTMENTS

  July 31, 2011

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 61.7% (47.7% of Total Investments)
	Capital Markets – 7.3%
60,600	Ameriprise Financial, Inc.	7.750%	A	$1,665,288
135,400	Credit Suisse	7.900%	A3	3,581,330
388,759	Deutsche Bank Capital Funding Trust II	6.550%	BBB	9,166,937
2,100	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	53,004
12,200	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	274,500
	Total Capital Markets			14,741,059
	Commercial Banks – 8.9%
400	ABN AMRO North America Capital Funding, 144A	6.968%	BB	272,750
70,158	Banco Santander Finance	10.500%	A-	1,954,602
31,200	BB&T Capital Trust VI	9.600%	Baa1	820,560
21,200	BB&T Capital Trust VII	8.100%	Baa1	543,780
44,500	CoBank ACB, 144A	7.000%	N/R	2,090,112
16,000	CoBank ACB	11.000%	A	865,000
20,200	CoBank ACB	11.000%	A	1,063,025
1,500,000	HSBC Bank PLC	1.000%	A	900,000
25,000	HSBC Holdings PLC, (3)	8.000%	A-	682,500
4,500	HSBC USA Inc., Series F	2.858%	A-	218,385
7,600	Merrill Lynch Capital Trust I	6.450%	Baa3	172,216
2,700,000	National Australia Bank	8.000%	A+	2,922,885
100,278	National City Capital Trust II	6.625%	BBB	2,557,089
2,000	PNC Financial Services, Inc.	6.750%	BBB	1,995,680
52,000	Royal Bank of Scotland Group PLC, Series L	5.750%	BB	903,760
	Total Commercial Banks			17,962,344
	Diversified Financial Services – 4.7%
35,700	BAC Capital Trust X	6.250%	Baa3	807,534
35,300	BAC Capital Trust XII	6.875%	Baa3	842,964
35,000	Citigroup Capital Trust XI	6.000%	BB+	805,000
54,185	Citigroup Capital XIII	7.875%	BB+	1,466,788
24,300	Citigroup Capital XVI	6.450%	BB+	561,087
53,800	Countrywide Capital Trust IV	6.750%	Baa3	1,301,960
116,200	ING Groep N.V.	7.050%	BBB-	2,605,204
10,000	ING Groep N.V.	6.125%	BBB-	205,000
3,300	Merrill Lynch Capital Trust II	6.450%	Baa3	74,481
19,600	Merrill Lynch Capital Trust III	7.375%	Baa3	484,120
12,480	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	313,373
	Total Diversified Financial Services			9,467,511
	Diversified Telecommunication Services – 0.8%
25,015	AT&T Inc.	6.375%	A2	648,889
5,000	Qwest Corporation	7.375%	BBB-	129,750
31,000	Telephone and Data Systems Inc.	6.875%	Baa2	778,720
	Total Diversified Telecommunication Services			1,557,359
	Electric Utilities – 1.4%
10,000	Alabama Power Company	6.450%	BBB+	269,063
10,000	Entergy Arkansas Inc.	0.000%	A-	255,500
78,100	Entergy Texas Inc.	7.875%	BBB+	2,225,850
	Total Electric Utilities			2,750,413

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Food Products – 0.5%
10,400	Dairy Farmers of America Inc., 144A	7.875%	BBB-	$936,326
	Insurance – 15.5%
319,390	Aegon N.V.	6.375%	BBB	7,151,142
75,054	Allianz SE	8.375%	A+	1,960,786
167,953	Arch Capital Group Limited	8.000%	BBB	4,225,697
1,250,000	Dai-Ichi Mutual Life, 144A	7.250%	A3	1,319,331
90,100	Delphi Financial Group, Inc.	7.376%	BB+	2,145,281
103,767	EverestRe Capital Trust II	6.200%	Baa1	2,498,709
9,900	PartnerRe Limited, Series E	7.250%	BBB+	253,440
167,107	PartnerRe Limited, Series C	6.750%	BBB+	4,107,490
58,673	PLC Capital Trust III	7.500%	BBB	1,489,121
20,130	PLC Capital Trust IV	7.250%	BBB	504,659
3,534	PLC Capital Trust V	6.125%	BBB	84,816
141,063	Protective Life Corporation	7.250%	BBB	3,509,647
63,344	Prudential PLC	6.750%	A-	1,588,034
13,300	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	333,431
	Total Insurance			31,171,584
	Media – 3.7%
58,700	CBS Corporation	6.750%	BBB-	1,485,110
235,414	Viacom Inc.	6.850%	BBB+	5,934,787
	Total Media			7,419,897
	Multi-Utilities – 2.5%
96,366	Dominion Resources Inc.	8.375%	BBB	2,704,994
88,100	Xcel Energy Inc.	7.600%	BBB	2,377,819
	Total Multi-Utilities			5,082,813
	Oil, Gas & Consumable Fuels – 2.4%
188,098	Nexen Inc.	7.350%	BB+	4,730,665
	Pharmaceuticals – 0.1%
6,500	Bristol Myers Squibb Company (CORTS)	6.250%	A+	163,930
	Real Estate/Mortgage – 12.8%
8,000	Commomwealth REIT	7.250%	Baa3	195,280
41,916	Commomwealth REIT	7.125%	Baa3	1,025,265
21,216	Kimco Realty Corporation, Series F	6.650%	Baa2	527,642
148,636	Kimco Realty Corporation, Series G	7.750%	Baa2	3,852,645
3,620	Kimco Realty Corporation, Series H	6.900%	Baa2	92,129
11,100	Prologis Trust, Series G	6.750%	Baa3	264,624
37,300	PS Business Parks, Inc.	6.700%	BBB-	932,500
10,000	PS Business Parks, Inc.	0.000%	BBB-	250,600
106,811	Public Storage, Inc.	6.750%	BBB+	2,675,616
12,500	Public Storage, Inc., Series H	6.950%	BBB+	316,500
26,299	Public Storage, Inc., Series X	6.450%	BBB+	651,426
77,300	Public Storage, Inc., Series Y, (3)	6.850%	BBB+	1,809,307
18,200	Realty Income Corporation	6.750%	Baa2	457,912
67,709	Regency Centers Corporation	7.250%	Baa3	1,695,433
155,320	Vornado Realty LP	7.875%	BBB	4,131,512
80,367	Wachovia Preferred Funding Corporation	7.250%	A-	2,050,966
208,831	Weingarten Realty Trust	8.100%	BBB	4,813,555
	Total Real Estate/Mortgage			25,742,912

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS July 31, 2011

Shares	Description (1)	Coupon		Ratings (2)	Value
	Wireless Telecommunication Services – 1.1%
70,400	Telephone and Data Systems Inc.	7.000%		Baa2	$1,786,048
20,200	United States Cellular Corporation	6.950%		Baa2	513,686
	Total Wireless Telecommunication Services				2,299,734
	Total $25 Par (or similar) Preferred Securities (cost $120,228,244)				124,026,547
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 4.6% (3.6% of Total Investments)
	Capital Markets – 0.1%
$200	Man Group PLC	5.000%	8/09/17	Baa3	$177,091
	Commercial Banks – 1.1%
250	Den Norske Bank	0.875%	2/18/35	Baa1	150,000
250	Den Norske Bank	0.657%	2/24/37	Baa1	147,500
1,000	Groupe BCPE	3.800%	12/30/49	BBB+	655,150
650	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	609,375
700	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB-	644,000
2,850	Total Commercial Banks				2,206,025
	Diversified Financial Services – 0.2%
300	Fortis Hybrid Financing	8.250%	8/27/49	BBB	288,000
	Electric Utilities – 0.2%
450	FPL Group Capital Inc.	6.650%	6/15/17	BBB	448,875
	Food & Staples Retailing – 0.8%
1,700	CVS Caremark Corporation	6.302%	6/01/37	BBB-	1,657,500
	Insurance – 2.2%
4,400	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	4,484,242
$9,900	Total Corporate Bonds (cost $9,232,686)				9,261,733
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 58.0% (44.9% of Total Investments)
	Capital Markets – 1.2%
1,000	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$915,000
1,200	BNY Institutional Capital, 144A, (4)	7.780%	12/01/26	A1	1,227,000
400	Credit Suisse Guernsey	0.951%	5/15/17	A3	316,676
	Total Capital Markets				2,458,676
	Commercial Banks – 21.9%
2,200	Abbey National Capital Trust I	8.963%	6/30/30	A-	2,376,000
1,800	AgFirst Farm Credit Bank	7.300%	12/15/53	A	1,802,124
650	Banco Santander Finance	10.500%	9/29/49	A-	706,337
2,100	BankAmerica Capital II, Series 2	8.000%	12/15/26	Baa3	2,144,625
2,300	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	2,305,750
500	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	443,750
1,000	Barclays Bank PLC	6.278%	12/15/34	A-	800,000
2,000	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	2,025,000
1,000	First Empire Capital Trust I	8.234%	2/01/27	Baa2	1,023,515
700	First Empire Capital Trust II	8.277%	6/01/27	Baa2	719,201

Nuveen Investments

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Commercial Banks (continued)
8,485		First Union Capital Trust II, Series A	7.950%	11/15/29	A-	$9,575,730
500		Fulton Capital Trust I	6.290%	2/01/36	Baa3	430,000
2,700		HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	2,227,500
1,500		HSBC Bank PLC	0.850%	6/11/49	A	900,000
2,000		NB Capital Trust II	7.830%	12/15/26	Baa3	2,032,500
400		NB Capital Trust IV	8.250%	4/15/27	Baa3	409,500
1,900		Nordea Bank AB	8.375%	3/25/15	A-	2,033,000
900		North Fork Capital Trust II	8.000%	12/15/27	Baa3	918,000
1,600		Rabobank Nederland, 144A	11.000%	6/30/19	AA-	2,044,000
2,800		Societe Generale	8.750%	10/07/49	BBB+	2,870,000
1,200		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,182,119
—	(5)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	B	5,006,250
		Total Commercial Banks				43,974,901
		Consumer Finance – 0.9%
1,800		Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	1,809,000
		Diversified Financial Services – 3.3%
900		Deutsche Bank Capital Funding Trust I	3.100%	12/29/49	BBB	783,000
2,000		JPMorgan Chase Capital Trust XX Series T	6.550%	9/29/36	A2	2,030,254
1,500		JPMorgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	1,524,516
2,340		JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	2,372,182
		Total Diversified Financial Services				6,709,952
		Diversified Telecommunication Services – 3.1%
5		Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	6,137,763
		Electric Utilities – 1.3%
500		Dominion Resources Inc.	7.500%	6/30/16	BBB	529,000
2,000		FPL Group Capital Inc.	7.300%	9/01/17	BBB	2,105,000
		Total Electric Utilities				2,634,000
		Insurance – 24.7%
1,300		Allstate Corporation	6.125%	5/15/17	Baa1	1,270,750
4,000		AXA S.A., 144A	6.379%	12/14/36	Baa1	3,360,000
1,500		AXA	8.600%	12/15/30	A3	1,820,034
34		Axis Capital Holdings Limited	7.500%	12/01/15	BBB	3,425,500
1,500		Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	1,417,500
3,125		Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	2,640,625
1,850		Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	1,882,375
1,400		Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	1,851,500
800		Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	808,000
4,100		Lincoln National Corporation	7.000%	5/17/16	BBB	4,141,000
3,200		MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	3,509,386
3,100		National Financial Services Inc.	6.750%	5/15/37	Baa2	2,898,500
400		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	357,730
2,800		Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	2,580,788
1,600		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	1,592,000
2,000		Progressive Corporation	6.700%	6/15/67	A2	2,065,000
1,500		Prudential Financial Inc.	8.875%	6/15/18	BBB+	1,743,750
1,700		Prudential PLC	6.500%	6/29/49	A-	1,623,500
1,900		Swiss Re Capital I	6.854%	5/25/16	A-	1,862,811
900		White Mountains Re Group Limited	7.506%	6/30/17	BB	861,813
5,500		XL Capital Ltd	6.500%	10/15/57	BBB-	5,135,625
2,700		ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	2,740,500
54		ZFS Finance USA Trust V	6.500%	5/09/67	A	53,730
		Total Insurance				49,642,417

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Road & Rail – 1.6%
3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	$3,288,512
	Total Capital Preferred Securities (cost $111,045,984)				116,655,221
Shares	Description (1)				Value
	Investment Companies – 4.0% (3.1% of Total Investments)
172,099	BlackRock Credit Allocation Income Trust II				$1,729,595
215,941	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				3,768,170
157,399	John Hancock Preferred Income Fund III				2,603,380
	Total Investment Companies (cost $10,772,483)				8,101,145
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.8% (0.7% of Total Investments)
$1,708	Repurchase Agreement with Fixed Income Corporation, dated 7/29/11, repurchase price $1,708,004, collateralized by $1,680,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $1,745,100	0.010%	8/01/11		$1,708,003
	Total Short-Term Investments (cost $1,708,003)				1,708,003
	Total Investments (cost $252,987,400) – 129.1%				259,752,649
	Borrowings – (29.3)% (6), (7)				(58,900,000)
	Other Assets Less Liabilities – 0.2% (8)				285,871
	Net Assets Applicable to Common Shares – 100%				$201,138,520

Investments in Derivatives

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$14,725,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$(2,366)
JPMorgan	14,725,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/14	(204,610)
Morgan Stanley	14,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(431,860)
							$(638,836)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Principal Amount (000) rounds to less than $1,000.

  (6)  Borrowings as a percentage of Total Investments is 22.7%.

  (7)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of July 31, 2011, investments with a value of $138,225,260 have been pledged as collateral for Borrowings.

  (8)  Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar–London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  July 31, 2011

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Investments, at value (cost $670,495,498, $1,338,718,357 and $252,987,400, respectively)	$687,541,732	$1,364,580,921	$259,752,649
Cash	16,883	—	—
Receivables:
Dividends	999,103	1,819,764	347,617
Interest	4,326,978	8,803,961	1,684,742
Investments sold	626,377	189,645	391,420
Other assets	139,978	262,493	53,163
Total assets	693,651,051	1,375,656,784	262,229,591
Liabilities
Borrowings	154,875,000	308,800,000	58,900,000
Unrealized depreciation on interest rate swaps	1,679,791	3,349,279	638,836
Common share dividends payable	3,165,894	6,404,672	1,211,624
Accrued expenses:
Interest on borrowings	21,561	42,801	8,165
Management fees	512,184	997,746	195,068
Other	334,557	594,059	137,378
Total liabilities	160,588,987	320,188,557	61,091,071
Net assets applicable to Common shares	$533,062,064	$1,055,468,227	$201,138,520
Common shares outstanding	64,632,295	120,321,842	23,717,066
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.25	$8.77	$8.48
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$646,323	$1,203,218	$237,171
Paid-in surplus	882,006,538	1,687,923,171	329,671,026
Undistributed (Over-distribution of) net investment income	4,054,297	1,176,058	(791,666)
Accumulated net realized gain (loss)	(369,011,537)	(657,347,505)	(134,104,424)
Net unrealized appreciation (depreciation)	15,366,443	22,513,285	6,126,413
Net assets applicable to Common shares	$533,062,064	$1,055,468,227	$201,138,520
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10
Investment Income
Dividends	$14,840,530	$29,762,797	$29,510,000	$59,527,650	$5,612,618	$11,165,712
Interest	12,526,024	20,098,950	24,900,959	38,497,727	4,817,941	7,128,766
Total investment income	27,366,554	49,861,747	54,410,959	98,025,377	10,430,559	18,294,478
Expenses
Management fees	3,500,515	5,717,291	6,834,967	11,069,716	1,336,453	2,154,297
Interest expense on borrowings	1,172,398	2,019,876	2,307,903	3,876,888	440,453	719,286
Shareholders' servicing agent fees and expenses	3,665	6,644	4,722	8,553	790	1,462
Custodian's fees and expenses	74,168	125,718	141,644	238,628	33,168	57,559
Trustees' fees and expenses	10,534	19,072	20,981	37,471	4,003	7,118
Professional fees	30,961	106,812	33,884	138,789	28,950	75,900
Shareholders' reports — printing and mailing expenses	94,200	152,502	157,623	250,012	34,671	54,437
Stock exchange listing fees	12,462	22,079	23,200	42,114	5,190	9,155
Investor relations expense	93,228	46,239	164,975	82,677	32,686	16,850
Other expenses	37,124	12,909	85,107	17,846	26,227	9,495
Total expenses before custodian fee credit and expense reimbursement	5,029,255	8,229,142	9,775,006	15,762,694	1,942,591	3,105,559
Custodian fee credit	(155)	(259)	(173)	(451)	(119)	(72)
Expense reimbursement	(4,283)	(250,465)	(1,114)	(756,203)	(1,022)	(194,805)
Net expenses	5,024,817	7,978,418	9,773,719	15,006,040	1,941,450	2,910,682
Net investment income (loss)	22,341,737	41,883,329	44,637,240	83,019,337	8,489,109	15,383,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,144,421	(3,028,241)	3,022,882	(9,421,988)	735,225	476,202
Interest rate swaps	(383,193)	—	(764,036)	—	(145,731)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,913,213	64,050,994	18,327,998	122,415,711	2,818,458	20,558,969
Interest rate swaps	(1,679,791)	—	(3,349,279)	—	(638,836)	—
Net realized and unrealized gain (loss)	11,994,650	61,022,753	17,237,565	112,993,723	2,769,116	21,035,171
Net increase (decrease) in net assets applicable to Common shares from operations	$34,336,387	$102,906,082	$61,874,805	$196,013,060	$11,258,225	$36,418,967

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)
	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income (loss)	$22,341,737	$41,883,329	$40,511,264	$44,637,240	$83,019,337	$82,528,209
Net realized gain (loss) from:
Investments and foreign currency	1,144,421	(3,028,241)	(138,350,977)	3,022,882	(9,421,988)	(269,653,346)
Interest rate swaps	(383,193)	—	(2,823,614)	(764,036)	—	(5,931,494)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,913,213	64,050,994	256,613,684	18,327,998	122,415,711	547,248,464
Interest rate swaps	(1,679,791)	—	2,348,600	(3,349,279)	—	4,813,203
Distributions to FundPreferred Shareholders:
From net investment income	—	—	(147,774)	—	—	(292,317)
Net increase (decrease) in net assets applicable to Common shares from operations	34,336,387	102,906,082	158,151,183	61,874,805	196,013,060	358,712,719
Distributions to Common Shareholders
From net investment income	(22,621,303)	(37,745,260)	(37,188,166)	(46,323,910)	(78,449,841)	(83,758,923)
Return of capital	—	—	(4,357,413)	—	—	(4,197,409)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(22,621,303)	(37,745,260)	(41,545,579)	(46,323,910)	(78,449,841)	(87,956,332)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	310,310	—	—	2,220,602
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	310,310	—	—	2,220,602
Net increase (decrease) in net assets applicable to Common shares	11,715,084	65,160,822	116,915,914	15,550,895	117,563,219	272,976,989
Net assets applicable to Common shares at the beginning of period	521,346,980	456,186,158	339,270,244	1,039,917,332	922,354,113	649,377,124
Net assets applicable to Common shares at the end of period	$533,062,064	$521,346,980	$456,186,158	$1,055,468,227	$1,039,917,332	$922,354,113
Undistributed (Over-distribution of) net investment income at the end of period	$4,054,297	$10,037,866	$5,311,707	$1,176,058	$6,519,710	$1,393,442

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Quality Preferred Income 3 (JHP)
	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income (loss)	$8,489,109	$15,383,796	$14,940,000
Net realized gain (loss) from:
Investments and foreign currency	735,225	476,202	(41,942,712)
Interest rate swaps	(145,731)	—	(1,522,105)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,818,458	20,558,969	97,506,634
Interest rate swaps	(638,836)	—	1,294,639
Distributions to FundPreferred Shareholders:
From net investment income	—	—	(40,469)
Net increase (decrease) in net assets applicable to Common shares from operations	11,258,225	36,418,967	70,235,987
Distributions to Common Shareholders
From net investment income	(8,633,012)	(14,608,313)	(13,719,498)
Return of capital	—	—	(1,810,986)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(8,633,012)	(14,608,313)	(15,530,484)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	25,644	101,319
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	25,644	101,319
Net increase (decrease) in net assets applicable to Common shares	2,625,213	21,836,298	54,806,822
Net assets applicable to Common shares at the beginning of period	198,513,307	176,677,009	121,870,187
Net assets applicable to Common shares at the end of period	$201,138,520	$198,513,307	$176,677,009
Undistributed (Over-distribution of) net investment income at the end of period	$(791,666)	$1,697,492	$899,224

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$34,336,387	$102,906,082	$61,874,805	$196,013,060	$11,258,225	$36,418,967
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(61,836,264)	(146,638,491)	(104,025,667)	(364,630,340)	(24,074,857)	(64,576,722)
Proceeds from sales and maturities of investments	62,064,383	130,191,196	97,077,381	317,967,924	20,844,784	56,891,177
Proceeds from (Purchases of) short-term investments, net	(2,076,274)	11,514,867	(678,345)	29,630,197	766,248	7,135,044
Proceeds from (Payments for) closed foreign currency spot contracts, net	—	(20,109)	—	(56,445)	—	(6,483)
Proceeds from (Payments for) interest rate swap contracts, net	(383,193)	—	(764,036)	—	(145,731)	—
Amortization (Accretion) of premiums and discounts, net	18,585	110,679	102,560	253,600	(7,249)	849
(Increase) Decrease in:
Receivable for dividends	218,991	(145,031)	329,513	(185,619)	(14,752)	180,563
Receivable for interest	(971,099)	(765,968)	(2,658,298)	(1,860,308)	(459,471)	(429,001)
Receivable for investments sold	(616,064)	1,564	(189,645)	81,303	(389,920)	4,438
Other assets	(9,489)	(16,696)	(32,888)	(32,523)	(5,451)	(6,610)
Increase (Decrease) in:
Payable for investment purchased	(468,936)	468,936	(4,408,943)	3,890,560	(1,833,041)	75,170
Accrued interest on borrowings	10,776	(4,676)	21,921	(8,829)	4,337	(1,675)
Accrued management fees	12,985	89,244	32,904	165,324	23,976	30,402
Accrued other expenses	47,171	9,573	76,073	8,562	27,525	(4,271)
Net realized (gain) loss from:
Investments and foreign currency	(1,144,421)	3,028,241	(3,022,882)	9,421,988	(735,225)	(476,202)
Interest rate swaps	383,193	—	764,036	—	145,731	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(12,913,213)	(64,050,994)	(18,327,998)	(122,415,711)	(2,818,458)	(20,558,969)
Interest rate swaps	1,679,791	—	3,349,279	—	638,836	—
Proceeds from litigation	—	681,822	—	1,298,560	—	200,344
Net cash provided by (used in) operating activities	18,353,309	37,360,239	29,519,770	69,541,303	3,225,507	14,877,021
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	—	1,500,000	8,800,000	10,500,000	3,900,000	—
Cash distributions paid to Common shareholders	(19,455,409)	(37,745,260)	(39,919,238)	(78,449,841)	(7,421,388)	(14,582,669)
Net cash provided by (used in) financing activities	(19,455,409)	(36,245,260)	(31,119,238)	(67,949,841)	(3,521,388)	(14,582,669)
Net Increase (Decrease) in Cash	(1,102,100)	1,114,979	(1,599,468)	1,591,462	(295,881)	294,352
Cash at the beginning of period	1,118,983	4,004	1,599,468	8,006	295,881	1,529
Cash at the End of Period	$16,883	$1,118,983	$—	$1,599,468	$—	$295,881

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS (continued)

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10
$—	$—	$—	$—	$—	$25,644
Cash paid for interest on borrowings was as follows:
Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10	Seven Months Ended 7/31/11	Year Ended 12/31/10
$1,153,057	$2,024,552	$2,283,755	$3,885,717	$434,073	$720,961

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)	Distributions from Capital Gains to FundPreferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Quality Preferred Income (JTP)
Year Ended 7/31:
2011	(g)	$8.07	$.35	$.18	$—	$—	$.53	$(.35)	$—	$—	$(.35)
Year Ended 12/31:
2010		7.06	.65	.94	—	—	1.59	(.58)	—	—	(.58)
2009		5.25	.63	1.82	— *	—	2.45	(.57)	—	(.07)	(.64)
2008		11.06	1.10	(5.81)	(.19)	—	(4.90)	(.90)	—	(.01)	(.91)
2007		14.10	1.29	(2.96)	(.35)	—	(2.02)	(.93)	—	(.09)	(1.02)
2006		14.20	1.28	.02	(.32)	—	.98	(1.08)	—	—	(1.08)
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2011	(g)	8.64	.37	.15	—	—	.52	(.39)	—	—	(.39)
Year Ended 12/31:
2010		7.67	.69	.93	—	—	1.62	(.65)	—	—	(.65)
2009		5.42	.69	2.29	— *	—	2.98	(.70)	—	(.03)	(.73)
2008		11.57	1.18	(6.18)	(.18)	—	(5.18)	(.97)	—	—	(.97)
2007		14.66	1.34	(2.96)	(.34)	(.01)	(1.97)	(1.04)	(.04)	(.04)	(1.12)
2006		14.77	1.33	(.01)	(.31)	—	1.01	(1.12)	—	—	(1.12)
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2011	(g)	8.37	.36	.11	—	—	.47	(.36)	—	—	(.36)
Year Ended 12/31:
2010		7.45	.65	.89	—	—	1.54	(.62)	—	—	(.62)
2009		5.14	.63	2.34	— *	—	2.97	(.58)	—	(.08)	(.66)
2008		11.02	1.08	(5.85)	(.19)	—	(4.96)	(.90)	—	(.02)	(.92)
2007		14.22	1.31	(3.09)	(.37)	—	(2.15)	(.95)	—	(.10)	(1.05)
2006		14.29	1.31	.05	(.33)	—	1.03	(1.09)	—	(.01)	(1.10)

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

						Ratios/Supplemental Data
				Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate
Quality Preferred Income (JTP)
Year Ended 7/31:
2011	(g)	$8.25	$7.54	6.62%	6.74%	$533,062	1.61	%**	7.17	%**	1.61	%**	7.17	%**	9%
Year Ended 12/31:
2010		8.07	7.40	21.94	23.09	521,347	1.65		8.37		1.60		8.42		20
2009		7.06	6.57	53.05	51.85	456,186	1.86		11.04		1.71		11.19		29
2008		5.25	4.86	(47.05)	(46.97)	339,270	2.01		11.65		1.67		11.99		24
2007		11.06	10.33	(24.60)	(15.32)	713,945	1.54		9.43		1.11		9.86		32
2006		14.10	14.84	29.51	7.26	909,608	1.50		8.70		1.02		9.18		34
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2011	(g)	8.77	$8.07	7.02	5.99	1,055,468	1.58	**	7.21	**	1.58	**	7.21	**	7
Year Ended 12/31:
2010		8.64	$7.90	18.31	21.99	1,039,917	1.59		8.29		1.51		8.37		25
2009		7.67	7.25	63.90	61.22	922,354	1.82		11.27		1.64		11.45		27
2008		5.42	5.04	(47.49)	(47.58)	649,377	1.96		12.02		1.59		12.39		18
2007		11.57	10.81	(22.24)	(14.32)	1,386,125	1.45		9.35		1.00		9.80		31
2006		14.66	15.12	27.75	7.09	1,753,392	1.42		8.72		.95		9.19		34
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2011	(g)	8.48	$7.70	4.08	5.69	201,139	1.65	**	7.19	**	1.64	**	7.19	**	8
Year Ended 12/31:
2010		8.37	$7.74	20.66	21.49	198,513	1.65		8.05		1.54		8.16		24
2009		7.45	6.95	54.50	63.23	176,677	1.87		10.56		1.66		10.77		35
2008		5.14	5.08	(45.66)	(48.00)	121,870	2.00		11.51		1.60		11.91		30
2007		11.02	10.51	(23.61)	(16.01)	261,081	1.60		9.38		1.10		9.87		35
2006		14.22	14.92	25.00	7.49	336,540	1.56		8.81		1.08		9.29		39

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)			Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)			Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)
Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)			Quality Preferred Income 3 (JHP)
Year Ended 7/31:			Year Ended 7/31:			Year Ended 7/31:
2011 (g)	.38	%**	2011 (g)	.37	%**	2011 (g)	.37	%**
Year Ended 12/31:			Year Ended 12/31:			Year Ended 12/31:
2010	.41		2010	.39		2010	.38
2009	.61		2009	.59		2009	.59
2008	.26		2008	.30		2008	.20
2007	—		2007	—		2007	—
2006	—		2006	—		2006	—

(e)  After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable. As of June 30, 2010, September 30, 2010 and December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively, for any fees and expenses.

(f)  Borrowings Interest Expense includes all interest expense and other costs related to borrowings.

*  Rounds to less than $.01 per share.

(g)  For the seven months ended July 31, 2011.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (continued)

		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2011	(g)	$—	$—	$—	$154,875	$4,442
Year Ended 12/31:
2010		—	—	—	154,875	4,366
2009		—	—	—	153,375	3,974
2008		64,875	25,000	155,740	86,500	5,672
2007		440,000	25,000	65,565	—	—
2006		440,000	25,000	76,682	—	—
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2011	(g)	—	—	—	308,800	4,418
Year Ended 12/31:
2010		—	—	—	300,000	4,466
2009		—	—	—	289,500	4,186
2008		130,000	25,000	149,880	165,200	5,718
2007		800,000	25,000	68,316	—	—
2006		800,000	25,000	79,794	—	—
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2011	(g)	—	—	—	58,900	4,415
Year Ended 12/31:
2010		—	—	—	55,000	4,609
2009		—	—	—	55,000	4,212
2008		18,100	25,000	193,329	33,000	5,242
2007		166,000	25,000	64,319	—	—
2006		166,000	25,000	75,684	—	—

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Quality Preferred Income's (JTP) investment objective is high current income consistent with capital preservation. The Fund's secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of its managed assets in taxable preferred securities that, at the time of investment, are rated investment grade (Baa/BBB or better). The Fund may invest up to 20% of its managed assets in debt securities, including convertibles, rated investment grade at the time of investment.

Quality Preferred Income 2's (JPS) and Quality Preferred Income 3's (JHP) investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its managed assets in preferred securities; up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization and lower by another.

Effective January 1, 2011, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") has changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

During the current fiscal period, the Board of Trustees of the Funds approved a change in the Funds' fiscal year ends from December 31 to July 31.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities and interest rate swaps are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund's distributions during the calendar year will generally be made from net investment income. In the event that total distributions during a calendar year exceed a Fund's tax-basis earnings and profits, the excess will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year end and are reflected in the accompanying financial statements.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) redeemed all of their outstanding FundPreferred shares, at liquidation values of $440,000,000, $800,000,000 and $166,000,000, respectively.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Funds' Board of Trustees breached their fiduciary duties related to the redemption at par of the Funds' FundPreferred shares had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Funds. Nuveen and the other defendants have filed a motion to dismiss the lawsuits, which are still pending before the court. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties are defending themselves vigorously against these charges.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, ("Nuveen Securities") entered into a settlement with the Financial Industry Regulatory Authority ("FINRA") with respect to certain allegations regarding Nuveen-sponsored closed-end fund Auction Rate Preferred Shares ("ARPS") marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA's allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency forwards, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively" on the Statement of Operations when applicable.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract, and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

During the seven months ended July 31, 2011, each Fund used interest rate swaps to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings. The average notional amount of interest rate swap contracts outstanding during the seven months ended July 31, 2011, was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$87,117,188	$173,700,000	$33,131,250

*  The average notional amount is calculated based on the notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal period.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally,

Nuveen Investments

when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of July 31, 2011:

Quality Preferred Income (JTP)	Level 1	Level 2	Level 3	Total
Investments:
$25 Par (or similar) Preferred Securities	$303,395,105	$47,860,734	$—	$351,255,839
Corporate Bonds	—	38,597,801	—	38,597,801
Capital Preferred Securities	1,206,500	275,493,563	—	276,700,063
Convertible Preferred Securities	212,340	—	—	212,340
Investment Companies	16,245,075	—	—	16,245,075
Short-Term Investments	—	4,530,614	—	4,530,614
Derivatives:
Interest Rate Swaps*	—	(1,679,791)	—	(1,679,791)
Total	$321,059,020	$364,802,921	$—	$685,861,941

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Quality Preferred Income 2 (JPS)	Level 1	Level 2	Level 3	Total
Investments:
$25 Par (or similar) Preferred Securities	$587,259,815	$93,173,115	$—	$680,432,930
Corporate Bonds	—	62,810,992	—	62,810,992
Capital Preferred Securities	459,170	570,318,058	—	570,777,228
Convertible Preferred Securities	—	3,208,500	—	3,208,500
Investment Companies	38,374,001	—	—	38,374,001
Short-Term Investments	—	8,977,270	—	8,977,270
Derivatives:
Interest Rate Swaps*	—	(3,349,279)	—	(3,349,279)
Total	$626,092,986	$735,138,656	$—	$1,361,231,642
Quality Preferred Income 3 (JHP)	Level 1	Level 2	Level 3	Total
Investments:
$25 Par (or similar) Preferred Securities	$107,622,283	$16,404,264	$—	$124,026,547
Corporate Bonds	—	9,261,733	—	9,261,733
Capital Preferred Securities	—	116,655,221	—	116,655,221
Investment Companies	8,101,145	—	—	8,101,145
Short-Term Investments	—	1,708,003	—	1,708,003
Derivatives:
Interest Rate Swaps*	—	(638,836)	—	(638,836)
Total	$115,723,428	$143,390,385	$—	$259,113,813

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the seven months ended July 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of July 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Quality Preferred Income (JTP)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	$—	Unrealized depreciation on interest rate swaps*	$1,679,791

Quality Preferred Income 2 (JPS)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	$—	Unrealized depreciation on interest rate swaps*	$3,349,279

Nuveen Investments

Quality Preferred Income 3 (JHP)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	$—	Unrealized depreciation on interest rate swaps*	$638,836

*  Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in each Fund's Portfolio of Investments.

The following tables present the amount of net realized gain(loss) and change in net unrealized appreciation (depreciation) recognized for the seven months ended July 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$(383,193)	$(764,036)	$(145,731)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$(1,679,791)	$(3,349,279)	$(638,836)

4. Fund Shares

Common Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)			Quality Preferred Income 3 (JHP)
	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Common shares issued to shareholders due to reinvestment of distributions	—	—	64,645	—	—	409,462	—	3,042	18,863

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Quality Preferred Income (JTP)						Quality Preferred Income 2 (JPS)
	Seven Months Ended 7/31/11		Year Ended 12/31/10		Year Ended 12/31/09		Seven Months Ended 7/31/11		Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed:
Series M	N/A	N/A	N/A	N/A	519	$12,975,000	N/A	N/A	N/A	N/A	780	$19,500,000
Series T	N/A	N/A	N/A	N/A	519	12,975,000	N/A	N/A	N/A	N/A	780	19,500,000
Series T2	N/A	N/A	N/A	N/A	—	—	N/A	N/A	N/A	N/A	650	16,250,000
Series W	N/A	N/A	N/A	N/A	519	12,975,000	N/A	N/A	N/A	N/A	780	19,500,000
Series TH	N/A	N/A	N/A	N/A	519	12,975,000	N/A	N/A	N/A	N/A	780	19,500,000
Series TH2	N/A	N/A	N/A	N/A	—	—	N/A	N/A	N/A	N/A	650	16,250,000
Series F	N/A	N/A	N/A	N/A	519	12,975,000	N/A	N/A	N/A	N/A	780	19,500,000
Total	N/A	N/A	N/A	N/A	2,595	$64,875,000	N/A	N/A	N/A	N/A	5,200	$130,000,000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

	Quality Preferred Income 3 (JHP)
	Seven Months Ended 7/31/11		Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed:
Series M	N/A	N/A	N/A	N/A	362	$9,050,000
Series TH	N/A	N/A	N/A	N/A	362	9,050,000
Total	N/A	N/A	N/A	N/A	724	$18,100,000

N/A-Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) redeemed all $440,000,000, $800,000,000 and $166,000,000, respectively, of their outstanding FundPreferred shares as of December 31, 2009.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the seven months ended July 31, 2011, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$61,836,264	$104,025,667	$24,074,857
Sales and maturities	62,064,383	97,077,381	20,844,784

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as listed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$669,553,212	$1,338,169,800	$254,125,144
Gross unrealized:
Appreciation	$30,464,269	$59,561,874	$13,362,644
Depreciation	(12,475,749)	(33,150,753)	(7,735,139)
Net unrealized appreciation (depreciation) of investments	$17,988,520	$26,411,121	$5,627,505

Nuveen Investments

Permanent differences, primarily due to expiration of capital loss carryforwards, foreign currency reclasses, adjustments for investments in real estate investment trusts and complex securities character adjustments, resulted in reclassifications among the Funds' components of Common share net assets at July 31, 2011, the Funds' tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(11,325,351)	$2,682,433	$2,163,833
Undistributed (Over-distribution of) net investment income	(5,704,003)	(3,656,982)	(2,345,255)
Accumulated net realized gain (loss)	17,029,354	974,549	181,422

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Funds' tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income *	$6,117,637	$5,618,546	$1,362,074
Undistributed net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2011, paid on August 1, 2011.

The tax character of distributions paid during the Funds' tax years ended July 31, 2011 and July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

July 31, 2011	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$38,520,847	$79,171,774	$14,751,546
Distributions from net long-term capital gains	—	—	—
July 31, 2010	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$37,766,072	$79,930,031	$14,660,375
Distributions from net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2011, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2015	$1,000,781	$—	$1,054,637
July 31,2016	14,951,415	19,410,408	8,151,820
July 31,2017	185,142,331	307,494,854	77,582,335
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,415,543	11,054,414	57,163
Total	$368,817,833	$655,785,222	$133,891,467

At July 31, 2011, the Fund's tax year end, $16,197,046 of Quality Preferred Income's (JTP) capital loss carryforward expired.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through July 31, 2011, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Quality Preferred Income 3 (JHP)
Post-October currency losses	$7,944

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2011, the complex-level fee rate for these Funds was .1770%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate swap contracts. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual

Nuveen Investments

compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,			Year Ending September 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending December 31,			Year Ending December 31,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

8. Borrowing Arrangements

Each Fund has entered into a prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$164,000,000	$325,500,000	$62,000,000

As of July 31, 2011, each Fund's outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$154,875,000	$308,800,000	$58,900,000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

On January 19, 2011, each Fund amended its prime brokerage facility with BNP. Prior to January 19, 2011, each Fund's maximum commitment amount was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$155,000,000	$300,000,000	$55,000,000

During the seven months ended July 31, 2011, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$154,875,000	$308,071,724	$58,577,241
Average annual interest rate	1.23%	1.23%	1.23%

In order to maintain these prime brokerage facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest is charged on these Borrowings for each Fund at 3-Month London Inter-Bank Offered Rate (LIBOR) plus .95% on the amounts borrowed and .85% on the undrawn balance. Each Fund also incurred a one-time .25% amendment fee on the increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	245

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	245

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company LLC, Tradewinds Global Investors LLC, NWQ Holdings LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC: prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, and exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each a "Sub-Advisory Agreement") between the Advisor and Spectrum Asset Management, Inc. (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are, collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds' accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto,

Nuveen Investments

organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Quality Preferred Income Fund lagged its peers somewhat in the longer periods but improved in the one-year period, performing in the second quartile, and also outperformed its benchmark in the one-year period. In addition, they noted that the Nuveen Quality Preferred Income Fund 2 and the Nuveen Quality Preferred Income Fund 3 lagged their peers and/or benchmarks over various periods although they outperformed their benchmark for the one-year period; the Board considered the factors affecting performance and were satisfied with the process followed in seeking to address performance issues in light of the investment strategy of these two Funds. Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Funds had net management fees and net expense ratios below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

With respect to the Sub-Advisor, the Board noted that the Sub-Advisor does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Advisor, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms. The Sub-Advisor also serves as its own broker for portfolio transactions for the Funds and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•  Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund's capital structure. Structural leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their amounts, (or the maximum amount eligible), as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their amounts, (or the maximum amount eligible), as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	DRD	QDI
JTP	4,183,069	15,554,423
JPS	11,041,740	35,212,919
JHP	1,812,556	6,122,935

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JTP	—
JPS	—
JHP	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

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NUVEEN
Investments

There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

EAN-A-0711D

Distributed by

Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606

800 257 8787 | www.nuveen.com/report

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

QUALITY PREFERRED INCOME FUND 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2011 (5)	$23,950	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010	$34,900	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5) Fund changed fiscal year from December to July starting in 2011

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2011 (1)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

(1) Fund changed fiscal year from December to July starting in 2011

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2011 (1)	$0	$0	$0	$0
December 31, 2010	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(1) Fund changed fiscal year from December to July starting in 2011

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”) “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•           Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•           Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•           Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”.)  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA Finance, Boston University School of Management.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Phillip Jacoby	Separately Managed accounts	38	$4,876,219,098
	Pooled Accounts	5	$1,251,742,187
	Registered Investment Vehicles	8	$6,755,944,307

Mark Lieb	Separately Managed accounts	39	$4,889,453,369
	Pooled Accounts	5	$1,251,742,187
	Registered Investment Vehicles	8	6,755,944,307

*   Assets are as of December 31, 2010.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).          FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus.  Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•                                                     Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•                                                     Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 65% Merrill Lynch Preferred Stock - Fixed Rate Index and 35% Barclays Capital Securities US Tier 1 Index).

•                                                     Contribution to client servicing

•                                                     Compliance with firm and/or regulatory policies and procedures

•                                                     Work ethic

•                                                     Seniority and length of service

•                                                     Contribution to overall functioning of organization

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).          OWNERSHIP OF JPS SECURITIES AS OF JULY 31, 2011.

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$50,000- 100,000
Mark Lieb	$100,000 - 500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 23, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 23, 2011